                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    December 15, 1995
                                                       -------------------------

                               TCA Cable TV, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Texas                      0-11478                   75-1798185
      --------------                ------------            --------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation               File Number)           Identification No.)



         3015 S.S.E. Loop 323, Tyler, Texas                        75701
   ------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


                                                   (903) 595-3701
Registrant's telephone number, including area code ----------------

         Reference is made to the Current Report on Form 8-K (the "Form 8-K") filed by TCA Cable TV, Inc. on December 27, 1995. The Form 8-K is hereby amended to read in its entirety as follows:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 28, 1995, Telecable Associates, Inc. ("Telecable"), a wholly-owned subsidiary of TCA Cable TV, Inc. (the "Company"), entered into an Asset Purchase Agreement (as amended, the "Star Agreement") with Star Cable Associates ("Star"), pursuant to which Telecable would acquire the assets of, and assume certain liabilities related to, the operation of cable television systems (the "Star System") in and around the following cities: Ft. Chiswell, Virginia; Cross Creek, North Carolina; Dobson, North Carolina; East Bend/Yadkin, North Carolina; Floyd, Virginia; Lone Hickory, North Carolina; New Castle, Virginia; Pilot Mountain, North Carolina; Sandy Ridge, North Carolina; Walnut Cove, North Carolina; Westfield, North Carolina; Yadkinville, North Carolina; Blythewood, South Carolina; Dentsville, South Carolina; Elgin, South Carolina; Chapin/Lake Murray, South Carolina; Lexington, South Carolina; Lost Creek, South Carolina; and Ravenswood, South Carolina.

         The Star Transaction was consummated on December 15, 1995.

         The assets acquired in the Star Transaction included, with certain exceptions as set forth in the Star Agreement, all the assets and properties, real and personal, tangible and intangible, used by Star in its operation of the Star System. Concurrently with the consummation of the Star Transaction, the assets acquired, and liabilities assumed, by Telecable were exchanged for the assets of the TWEAN System (as defined below) as set forth below in greater detail.

         The aggregate consideration paid in the Star Transaction was approximately $53,200,000 subject to certain post-closing adjustments as set forth in the Star Agreement. The acquisition consideration for the Star Transaction was determined by negotiations between the parties to the Star Agreement.

         To the best knowledge of the Company, there is no material relationship between Star and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the Star Transaction were funds received under unsecured loans extended by a group of commercial lenders for which NationsBank of Texas, N.A. and Texas Commerce Bank National Association are managing agents.

         On August 28, 1995, Telecable entered into an Asset Exchange Agreement (as amended, the "TWEAN Agreement") with Time Warner Entertainment - Advance/Newhouse Partnership ("TWEAN") pursuant to which, in exchange for the assets of, and liabilities relating to, the Star System that were acquired by Telecable as described above, and for an additional payment of approximately $9,000,000 by Telecable to TWEAN, Telecable would acquire the assets of and assume certain liabilities related to, the operation of cable television systems (the "TWEAN System") in and around the communities of Alexandria and Pineville, Louisiana.

         The TWEAN Transaction was consummated on December 15, 1995.

         The assets acquired in the TWEAN Transaction included, with certain exceptions as set forth in the TWEAN Agreement, all of the assets and properties, real and personal, tangible and intangible, used by TWEAN in its operations of the TWEAN System. Telecable intends to continue to use such assets to provide cable television services to the subscribers in the TWEAN System.

         The aggregate consideration paid in the TWEAN Transaction consisted of
(i) the assets acquired, and liabilities assumed, by Telecable in the Star Transaction (for which Telecable had paid approximately $53,200,000 as described above) and (ii) approximately $9,000,000, subject to certain post-closing adjustments as set forth in the TWEAN Agreement. The acquisition consideration for the TWEAN Transaction was determined by negotiations between the parties to the TWEAN Agreement.

         To the best knowledge of the Company, there is no material relationship between TWEAN and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the TWEAN Transaction were funds received under unsecured loans extended by a group of commercial lenders for which NationsBank of Texas, N.A. and Texas Commerce Bank National Association are managing agents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements

                 The audited balance sheet of the TWEAN System (referred to therein as the Alexandria System) as of September 30, 1995, and the related statements of income, changes in equity investment and cash flows for the nine-month period then ended are attached hereto as Annex A and made a part hereof.

         (b)     Pro Forma Financial Information

                 The unaudited Pro Forma Balance Sheet of the Company and Subsidiaries attached hereto as Annex B has been adjusted to give effect to the acquisition of the TWEAN System on December 15, 1995, as though such acquisition had occurred on July 31, 1995. The unaudited Pro Forma Statement of Operations of the Company and Subsidiaries for the nine-months ended July 31, 1995 also attached hereto as Annex B present the historical results of the Company as if the Company had acquired the TWEAN System on November 1, 1994. Such pro forma information is not necessarily indicative of operating results that would have been achieved had the acquisition been consummated at the beginning of the respective periods presented and should not be construed as representative of future operations.

                 The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company and the financial statements included in Item 7(a) herein. The unaudited historical financial statements of the Company for the nine months ended July 31, 1995 include, in the opinion of management, all adjustments necessary for a fair presentation of the results of such periods.

         (c)              Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

      Exhibit No.                            Description
      -----------                            -----------
         2.1 Asset Purchase Agreement dated August 28, 1995, between Telecable Associates, Inc. and Star Cable Associates.(1)

         2.2 First Amendment to Asset Purchase Agreement dated December 15, 1995.(2)

         2.3 Asset Exchange Agreement dated August 28, 1995 between Telecable Associates and Time Warner Entertainment - Advance/Newhouse Partnership.(1)

         2.4 First Amendment to Asset Exchange Agreement dated December 15, 1995.(2)

         4.1              Articles of Incorporation and Bylaws.(3)

         4.2              Articles of Amendment to Articles of Incorporation.(4)

         4.3              Articles of Amendment to Articles of Incorporation.(4)

         4.4              Articles of Amendment to Articles of Incorporation.(5)

         4.5              Form of Stock Certificate.(3)

         23.1             Consent of Coopers & Lybrand L.L.P.(6)


-----------------------

         (1) Previously filed as an exhibit to the Company's quarterly report on Form 10-Q (Amendment No. 1) for the quarter ended July 31, 1995 and incorporated herein by reference.

         (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K filed December 27, 1995 and incorporated herein by reference.

         (3) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-75516, and incorporated herein by reference.

         (4) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901, and incorporated herein by reference.

         (5) Previously filed as an exhibit to Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed January 27, 1994 and incorporated by reference herein.

         (6)     Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TCA CABLE TV, INC.



Date:  March 25, 1996                   By:  /s/ Jimmie F. Taylor
                                           -----------------------------------
                                               Jimmie F. Taylor

                                        Its:  VP, CFO & Treasurer
                                            ----------------------------------

                                   Annex A

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                              FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1995

                       REPORT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Time Warner Entertainment--Advance/Newhouse Partnership and
Telecable Associates, Inc.:

We have audited the accompanying balance sheet of The Alexandria System (Cable System of Time Warner Entertainment--Advance/Newhouse Partnership Purchased by Telecable Associates, Inc.) as of September 30, 1995, and the related statements of income, changes in equity investment and cash flows for the nine-month period then ended. These financial statements are the responsibility of Time Warner Entertainment--Advance/Newhouse Partnership management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Alexandria System as of September 30, 1995, and the results of its operations and its cash flows for the nine-month period then ended, in conformity with generally accepted accounting principles.





Dallas, Texas
March 8,1996

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                                 BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (AMOUNTS IN THOUSANDS)


                                     ASSETS



 Cash                                                                                   $       34
 Accounts receivable, subscribers                                                              860
 Prepaid expenses                                                                               55
                                                                                        ----------
             Total current assets                                                              949
                                                                                        ----------
 Property, plant and equipment:
    Plant and distribution systems                                                           7,717
    Vehicles and equipment                                                                     915
    Land, buildings and improvements                                                           674
    Construction in progress                                                                   176
                                                                                        ----------

                                                                                             9,482
    Less accumulated depreciation                                                          (3,333)
                                                                                        ----------

            Net property, plant and equipment                                                6,149
                                                                                        ----------

 Franchises and goodwill, net of accumulated amortization of $536                              477
                                                                                        ----------

              Total assets                                                             $     7,575
                                                                                        ==========

                                           LIABILITIES AND EQUITY INVESTMENT

 Current liabilities:
    Accounts payable and accrued expenses                                               $    1,300
    Deferred revenue                                                                           703
                                                                                        ----------

            Total current liabilities                                                        2,003

 Commitments and contingencies (Note 4)

 Equity investment
            Total stockholder's equity                                                       5,572
                                                                                        ----------

              Total liabilities and equity investment                                   $    7,575
                                                                                        ==========



    The accompanying notes are an integral part of the financial statements.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                              STATEMENT OF INCOME
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1995
                             (AMOUNTS IN THOUSANDS)


 Revenues                                                                     $    8,282
                                                                              ----------
 Operating expenses:
    Programming costs                                                              1,757
    General and administrative                                                     2,740
    Depreciation and amortization                                                    652
    Other                                                                              7
                                                                              ----------

                                                                                   5,156
                                                                              ----------
            Operating income                                                       3,126

 Other expense, net                                                                   11
                                                                              ----------

            Income before provision for income taxes                               3,115

 Provision for income taxes                                                          345
                                                                              ----------

              Net income                                                      $    2,770
                                                                              ==========


    The accompanying notes are an integral part of the financial statements.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                   STATEMENT OF CHANGES IN EQUITY INVESTMENT
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1995
                             (AMOUNTS IN THOUSANDS)



 Balance at December 31, 1994                                                                          $    3,744

    Net income                                                                                              2,770
    Capital contribution                                                                                      391
    Reduction in equity investment                                                                         (1,333)
                                                                                                       ----------

 Balance at September 30, 1995                                                                         $    5,572
                                                                                                       ==========






    The accompanying notes are an integral part of the financial statements.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                            STATEMENT OF CASH FLOWS
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1995
                             (AMOUNTS IN THOUSANDS)

 Cash flows from operating activities:
    Net income                                                                                    $   2,770
                                                                                                  ---------
    Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation                                                                                      626
      Amortization                                                                                       26
      Other                                                                                               9
      Changes in certain assets and liabilities:
        Accounts receivable, subscribers                                                                 64
        Prepaid expenses                                                                                  6
        Accounts payable and accrued expenses                                                         1,436
        Deferred revenue                                                                                 45
                                                                                                  ---------
          Total adjustments                                                                           2,212
                                                                                                  ---------
          Net cash provided by operating activities                                                   4,982
                                                                                                  ---------
 Cash flows from investing activities:
    Purchases of property, plant and equipment                                                       (3,615)
                                                                                                  ---------
          Net cash used in investing activities                                                      (3,615)
                                                                                                  ---------
 Cash flows from financing activities:
    Reduction in equity investment                                                                   (1,333)
    Other                                                                                               (68)
                                                                                                  ---------
          Net cash used in financing activities                                                      (1,401)
                                                                                                  ---------
 Net decrease in cash                                                                                   (34)
 Cash, beginning of year                                                                                 68
                                                                                                  ---------
 Cash, end of year                                                                                $      34
                                                                                                  =========






    The accompanying notes are an integral part of the financial statements.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                         NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         ORGANIZATION AND BASIS OF PRESENTATION

         The financial statements include the accounts of the cable television system acquired by Telecable Associates, Inc. (the "Company"), a wholly-owned subsidiary of TCA Cable TV, Inc., from Time Warner Entertainment--Advance/Newhouse Partnership ("TWEAN") (collectively, "The Alexandria System") on December 15, 1995. The acquisition transaction was consummated through the acquisition by the Company of assets of cable systems located in North and South Carolina from Star Cable Associates for approximately $54,000,000, and the simultaneous exchange of these assets and approximately $9,000,000 cash to TWEAN for The Alexandria System.

         The Alexandria System was owned by Newhouse Broadcasting Corporation ("Newhouse") prior to its contribution to TWEAN effective April 1, 1995. These financial statements include the historical basis of assets, liabilities and operations of The Alexandria System. In addition, these financial statements include allocations of certain corporate administrative costs attributed to The Alexandria System. The methods by which such amounts are attributable or allocated are deemed reasonable by management of Newhouse and TWEAN.

         PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment is stated at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets as follows:

            Plant and distribution systems                          5 to 15 years
            Vehicles and equipment                                  4 to 7 years
            Buildings and improvements                              15 to 39 years


         Substantially all costs associated with the initial connection of residences and subsequent disconnections and reconnections are expensed in the period incurred.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


         When property is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income in the period incurred.

         FRANCHISES AND GOODWILL

         The direct costs to acquire cable television franchises are capitalized and amortized on a straight-line basis over the lives of the franchises, not exceeding forty years. Goodwill is capitalized and amortized on a straight-line basis over forty years.

         Management continually reevaluates the propriety of the carrying amount of goodwill and other intangibles as well as the amortization period to determine whether current events and circumstances warrant adjustments to the carrying value and/or revisions of the estimated useful lives. At this time, management believes that no significant impairment of goodwill or other intangibles has occurred.

         EQUITY INVESTMENT

         Equity investment represents the excess of assets over liabilities for The Alexandria System. Equity investment is increased or decreased by the net income (loss) of The Alexandria System plus or minus advances from or to the parent and affiliates.

         INCOME TAXES

         Prior to the April 1, 1995 contribution to TWEAN, The Alexandria System joined in the filing of a consolidated federal income tax return with Newhouse and its subsidiaries. Income tax expense for The Alexandria System was computed on a separate company basis during this period. Deferred tax assets and liabilities were recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." The Alexandria System's net deferred tax asset balance at the date of contribution was immaterial.

         Effective April 1, 1995, income taxes have not been recorded in the accompanying financial statements because they accrue directly to the TWEAN partners.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


         TWEAN CONTRIBUTION

         The contribution of The Alexandria System to TWEAN was recorded at the historical basis of the contributed assets and assumed liabilities. The excess of the carrying value of liabilities not assumed over assets not contributed is reflected as a capital contribution in the accompanying Statement of Changes in Equity Investment. This was a noncash transaction except for the retention by Newhouse of cash totaling approximately $68,000 which is reflected as cash used in financing activities in the accompanying Statement of Cash Flows.


2.       ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

         Accounts payable and accrued expenses consists of the following (amounts in thousands):

    Accounts payable                                       $      206
    Accrued programming costs                                     592
    Accrued franchise fees                                         97
    Accrued property taxes                                         86
    Accrued payroll                                                66
    Other                                                         253
                                                           ----------
                                                           $    1,300
                                                           ==========


3.       INCOME TAXES:

         The provision for income taxes for the three-month period ended March 31, 1995 (see Note 1) consists of the following (amounts in thousands):

   Current:
      Federal                          $  276
      State                                69
   Deferred                               -
                                       ------
                                       $  345
                                       ======

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


         The difference between the provision for income taxes and the amount computed using the U.S. federal statutory income tax rate of 35% is as follows (amounts in thousands):

   Federal income taxes at the statutory rate           $      294
   State income taxes, net of federal benefit                   45
   Other                                                         6
                                                        ----------
   Provision for income taxes                           $      345
                                                        ==========


4.       COMMITMENTS AND CONTINGENCIES:

         The Alexandria System pays pole use and miscellaneous other rentals under various agreements. Rental expense for the nine-month period ended September 30, 1995 was approximately $160,000.

         Approximate minimum future rentals under noncancelable operating leases are as follows (amounts in thousands):

   Year ending December 31:
      1996                                                  $    213
      Thereafter                                                 -
                                                            --------
                                                            $    213
                                                            ========


5.       RELATED PARTY TRANSACTIONS:

         The Alexandria System was charged management fees by Newhouse and TWEAN totaling $187,000 for the nine-month period ended September 30, 1995. The Alexandria System also incurred programming costs totaling $436,000 from an affiliate of TWEAN during this period. Related accrued programming costs approximated $98,000 at September 30, 1995.

         The Alexandria System participates in a noncontributory defined benefit pension plan (the "Pension Plan") which is maintained by Time Warner Entertainment ("TWE") and covers substantially all employees. Benefits under the Pension Plan are determined based on formulas which reflect the employees' years of service and average compensation for the highest five consecutive years of the last ten years of service.

                             THE ALEXANDRIA SYSTEM
          (CABLE SYSTEM OF TIME WARNER ENTERTAINMENT--ADVANCE/NEWHOUSE
              PARTNERSHIP PURCHASED BY TELECABLE ASSOCIATES, INC.)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED



         The Alexandria System also participates in a defined contribution plan maintained by TWE (the "Savings Plan") which covers substantially all employees. Its contributions to the Savings Plan can amount to up to 6.67% of the employee's eligible compensation during the plan year. The plan sponsor has the right in any year to set the maximum amount of The Alexandria System's contribution.

         Total expenses related to these employee benefit plans approximated $60,000 for the nine-month period ended September 30, 1995.


6.       LITIGATION:

         In the course of conducting its business, The Alexandria System is from time to time named as a defendant in litigation actions. Management currently believes the disposition of all claims and disputes, individually or in the aggregate, should not have a material adverse effect on The Alexandria System's financial position.

                                   Annex B

                      TCA CABLE TV. INC. AND SUBSIDIARIES
                            PRO FORMA BALANCE SHEET
                                  (UNAUDITED)

                                               TCA             ALEXANDRIA
                                           JULY 31, 1995   SEPTEMBER 30, 1995     ADJUSTMENTS                 PRO FORMA
ASSETS

Cash                                           $2,285,423              $34,000       ($34,000) (a)           $2,285,423

Accounts receivable, subscribers                7,195,483              860,000                                8,055,483

Accounts receivable, other                        971,881                                                       971,881

Income tax receivable                           1,265,239                                                     1,265,239

Notes receivable, affiliates                    2,500,000                                                     2,500,000

Investments                                     1,708,501                                                     1,708,501

Property, plant and equipment, at cost        321,721,882            9,482,000     (1,544,340) (a)          329,659,542
Less accumulated depreciation                (178,255,051)          (3,333,000)     3,333,000  (a)         (178,255,051)
                                         -----------------------------------------------------     ---------------------
Property, plant and equipment, net            143,466,831            6,149,000      1,788,660               151,404,491
                                         -----------------------------------------------------     ---------------------
Other assets:
Intangibles, net of
  accumulated amortization                    271,668,382              477,000     53,785,340  (a)          325,930,722
Prepaid expenses                                1,807,239               55,000        (55,000) (a)            1,807,239
                                         -----------------------------------------------------     ---------------------
                                              273,475,621              532,000     53,730,340               327,737,961
                                         -----------------------------------------------------     ---------------------
Total Assets                                 $432,868,979           $7,575,000    $55,485,000              $495,928,979
                                         =====================================================     =====================

LIABILITIES

Accounts payable                               $7,484,155           $2,003,000    ($2,003,000) (a)           $7,484,155
Accrued expenses                               13,122,819                                                    13,122,819
Subscriber advance payments                     3,393,566                                                     3,393,566
Deferred income taxes                          45,400,000                                                    45,400,000
Term debt                                     251,027,409                          62,200,000  (a)          313,227,409
                                         -----------------------------------------------------     ---------------------
                                              320,427,949            2,003,000     60,197,000               382,627,949
                                         -----------------------------------------------------     ---------------------

SHAREHOLDERS EQUITY

Common stock                                    2,476,552                                                     2,476,552
Additional paid-in capital                     43,361,240                                                    43,361,240
Retained earnings                              70,406,992                                                    70,406,992
Net assets                                                           5,572,000     (4,712,000) (a)
                                         -----------------------------------------------------     ---------------------
                                              116,244,784            5,572,000     (4,712,000)              117,104,784
Less treasury stock, at cost                   (3,803,754)                                                   (3,803,754)
                                         -----------------------------------------------------     ---------------------
                                              112,441,030            5,572,000     (4,712,000)              113,301,030
                                         -----------------------------------------------------     ---------------------
                                             $432,868,979           $7,575,000    $55,485,000              $495,928,979
                                         =====================================================     =====================

   The accompanying notes are an integral part of the consolidated financial statements.

                      TCA CABLE TV, INC. AND SUBSIDIARIES
                       PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)



                                                    TCA
                                             NINE MONTHS ENDED      RECENT
                                               JULY 31, 1995     ACQUISITIONS    ADJUSTMENTS         PRO FORMA
Revenues                                          $136,383,643      $19,911,102                      $156,294,745

Operating expenses:
  Programming costs                                 31,763,534        4,502,377                        36,265,911
  Other operating expenses                          36,853,692        6,085,848                        42,939,540
  Depreciation and amortization                     21,083,383        6,550,710    (3,155,287)(b)      24,478,806
                                             -------------------------------------------------   -----------------
Total Operating Expenses                            89,700,609       17,138,935    (3,155,287)        103,684,257
                                             -------------------------------------------------   -----------------
Operating Income                                    46,683,034        2,772,167     3,155,287          52,610,488

Other income                                           165,376           20,374                           185,750
Interest expense                                    (8,868,776)      (3,626,078)   (4,627,736)(c)     (17,122,590)
                                             -------------------------------------------------   -----------------
  Income before income taxes                        37,979,634         (833,537)   (1,472,449)         35,673,648

Provision for (benefit from) income taxes           15,000,000          345,000    (1,010,618)(d)      14,334,382
                                             -------------------------------------------------   -----------------
                                                    15,000,000          345,000    (1,010,618)         14,334,382
                                             -------------------------------------------------   -----------------

Income from continuing operations                  $22,979,634      ($1,178,537)    ($461,831)        $21,339,266
                                             =================================================   =================


Weighted average number of
  common shares                                     24,573,796       24,573,796    24,573,796          24,573,796


Earnings (loss) per common share                         $0.93           ($0.05)       ($0.02)              $0.87


   The accompanying notes are an integral part of the consolidated financial statements.

                     TCA CABLE TV, INC. AND SUBSIDIARIES
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 (UNAUDITED)

       1. Organization and Financial Statement Presentation

          On May 9, 1995 TCA Cable TV, Inc. ("TCA" or the "Company") through its subidiaries acquired substantially all of the assets used by Time Warner Entertainment Company, L.P. ("Time Warner") in the operation of the cable television systems in and around the following cities of
          Arkansas: Fayetteville, Elkins, Farmington, Greenland, and unincorporated areas of Washington County ( "Fayetteville" ). The cost of the acquisition was approximately $39 million, all of which was paid in cash obtained from the Company's bank lines of credit.

          On July 1, 1995 the Company, through a subsidiary, acquired substantially all of the assets used by Marcus Cable of San Angelo, L.P. ("Marcus Cable") in the operation of the cable television systems in and around the following cities, counties and areas in
          Texas: the cities of San Angelo, Andrews, Ballinger, Miles and Winters, Andrews and Tom Green counties and Goodfellow Air Force Base ("San Angelo"). The cost of the acquisition was approximately $66 million, all of which was paid in cash obtained from the Company's bank lines of credit and a private placement.

          On December 15, 1995 the Company acquired the assets of a cable television system serving approximately 29,000 subscribers in Alexandria and Pineville, Louisiana ("Alexandria") through an exchange with Time Warner Entertainment - Advance/Newhouse Partnership ("Time Warner"). The transaction involved the acquisition by the Company of the assets of cable television systems located in North and South Carolina from Star Cable Associates and the simultaneous exchange of these to Time Warner for Alexandria. The cost of the acquisition was approximately $63 million, all of which was paid from the Company's bank lines of credit.

          The accompanying pro forma consolidated balance sheet as of July 31, 1995 has been prepared as if the Alexandria acquisition had occurred as of the balance sheet date. Accordingly, the pro forma balance sheet presents the financial position of the Company, including the acquired assets, as of July 31, 1995.

          The accompanying pro forma consolidated statements of operations have been prepared as if the Company had acquired the Fayetteville, San Angelo and Alexandria systems on November 1, 1994. Accordingly, the pro forma consolidated statements of operations present the operating results of the Company plus the operating results of the acquired systems for the nine months ended July 31, 1995.


          The operating results of the Fayetteville system for the nine months ended July 31, 1995 were not available from the seller and were estimated using the audited statement of operations for the year ended December 31, 1994 and the unaudited statements of operations for the three months ended March 31, 1995.

          The operating results of the San Angelo system for the nine months ended July 31, 1995 were not available from the seller and were estimated using the audited statement of operations for the year ended December 31, 1994 and the unaudited statements of operations for the six months ended June 30, 1995.

          On May 1, 1995 TCA through its subsidiaries acquired substanially all of the assets used by Time Warner in the operation of the cable television systems in and around the following cities in Arkansas:
          Russellville, Booneville, Paris, Clarksville, Johnson City, Pottsville, Pope County and the unincorporated areas within Arkansas counties in which the foregoing cities are located ("Russellville" ). The Russellville acquisition is not significant and is not included in the statement of operations pro forma adjustments.

       2. Pro Forma Adjustments

          Pro Forma Consolidated Balance Sheet

      (a) The purchase price of the acquisitions is allocated as follows:

          Property, plant and equipment      $   7,937,660
          Intangibles                           54,262,340
          ------------------------------------------------
                                             $  62,200,000

          Pro Forma Consolidated Statement of Operations

      (b) Additional depreciation and amortization expense has been recorded to reflect an increase in the basis of assets acquired and the revision of the acquired system's depreciation and amortization policy to conform to the Company's policy. Intangibles are amortized straight line over 40 years.

      (c) Additional interest expense has been recorded to reflect the term debt incurred to finance the acquisitions.

      (d) The provision for income taxes has been adjusted to reflect the tax provision as if the operations of the acquired systems had been taxed at the Company's effective tax rate.

                               INDEX TO EXHIBITS

       Exhibit
        Number                         Description of Exhibit
       -------                         ----------------------
         2.1 Asset Purchase Agreement dated August 28, 1995, between Telecable Associates, Inc. and Star Cable Associates.(1)

         2.2 First Amendment to Asset Purchase Agreement dated December 15, 1995.(2)

         2.3 Asset Exchange Agreement dated August 28, 1995 between Telecable Associates and Time Warner Entertainment - Advance/Newhouse Partnership.(1)

         2.4 First Amendment to Asset Exchange Agreement dated December 15, 1995.(2)

         4.1              Articles of Incorporation and Bylaws.(3)

         4.2              Articles of Amendment to Articles of Incorporation.(4)

         4.3              Articles of Amendment to Articles of Incorporation.(4)

         4.4              Articles of Amendment to Articles of Incorporation.(5)

         4.5              Form of Stock Certificate.(3)

         23.1             Consent of Coopers & Lybrand L.L.P.(6)


-----------------------

         (1) Previously filed as an exhibit to the Company's quarterly report on Form 10-Q (Amendment No. 1) for the quarter ended July 31, 1995 and incorporated herein by reference.

         (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K filed December 27, 1995 and incorporated herein by reference.

         (3) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-75516, and incorporated herein by reference.

         (4) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901, and incorporated herein by reference.

         (5) Previously filed as an exhibit to Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed January 27, 1994 and incorporated by reference herein.

         (6)     Filed herewith.